UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 16, 2005
                Date of Report (Date of earliest event reported)


                        GRUPO TRANSPORTACION FERROVIARIA
                             MEXICANA, S.A. DE C.V.
             (Exact Name of Registrant as specified in its charter)


           MEXICO                                                   N/A
(State or Other Jurisdiction         333-08322-01               (IRS Employer
      of Incorporation)         (Commission File Number)     Identification No.)


                      AV. PERIFERICO SUR NO. 4829, 4TO PISO
                            COL. PARQUES DEL PEDREGAL
                               14010 MEXICO, D.F.
                                     MEXICO
                    (Address of Principal Executive Offices)

                               + (5255) 5447-5810
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 12, 2005, Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), TFM, S.A. de C.V. ("TFM") and Kansas City Southern ("KCS"), along with the Mexican holding company Grupo TMM, S.A. ("Grupo TMM"), entered into a settlement agreement with the Mexican government, resolving the controversies and disputes between the companies and the Mexican government concerning the payment of a value added tax ("VAT") refund to TFM and the purchase of the remaining shares of TFM owned by the Mexican government. As a result of this settlement, KCS and its subsidiaries now own 100% of Grupo TFM and TFM shares; the potential obligation of KCS, Grupo TFM and Grupo TMM to acquire the Mexican government's remaining 20% ownership of TFM has been eliminated; and the legal obligation of the Mexican government to issue the VAT refund to TFM has been satisfied. Part of the value of the VAT refund was used to purchase the TFM shares owned by the Mexican government and to cover taxes related to the settlement. There will be no cash payment made by any party under the settlement agreement. In addition, the parties have entered into mutual releases of all existing and potential claims relating to the VAT refund and the Put obligation, and have entered into an agreement to dismiss all of the existing litigation between the parties within three days of entering into the settlement agreement.

As a result of the resolution of TFM's VAT claim, KCS is required to make a contingency payment of $110 million to Grupo TMM in accordance with the terms of the December 15, 2004 Amended and Restated Acquisition Agreement in a combination of stock, notes and cash. A copy of the press release making this announcement is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

10.1 English translation of the settlement agreement dated September 12, 2005, is attached as exhibit 10.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Grupo Transportacion Ferroviaria Mexicana,
                                   S.A. de C.V.

SEPTEMBER 16, 2005                 BY:  /s/ Marcoflavio Rigada Soto
                                        -------------------------------------
                                          NAME:  MARCOFLAVIO RIGADA SOTO
                                          TITLE:  GENERAL COUNSEL

                                  Exhibit Index


    ------------ ---------------------------------------------------------------
    EXHIBIT NO.  DESCRIPTION
    ________
                 _______________________________________________
    ------------ ---------------------------------------------------------------
    (c)          Exhibits

    ------------ ---------------------------------------------------------------
    10.1         English translation of settlement agreement, dated September
                 12, 2005.
    ------------ ---------------------------------------------------------------